DELAWARE(SM)
INVESTMENTS
-----------

                                                  Delaware Strategic Income Fund

Current Income




                               [GRAPHIC OMITTED]


                                                         2000 SEMI-ANNUAL REPORT

                   A TRADITION OF SOUND INVESTING SINCE 1929


TABLE OF CONTENTS

Letter to Shareholders                                          1

Portfolio
Management Review                                               3

Performance Summary
  Delaware Strategic
  Income Fund                                                   5

Financial Statements
  Statement of
  Net Assets                                                    6
  Statement of Assets
  and Liabilities                                              11
  Statement of
  Operations                                                   12
  Statements of Changes
  in Net Assets                                                13
  Financial Highlights                                         14
  Notes to Financial
  Statements                                                   18

A Commitment To Our Investors

Experienced
o  Our seasoned investment professionals average more than 15 years' experience.

o For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined
o  We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.

o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive
o  We offer more than 70 mutual funds in these asset classes.

   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds
   o International equity              (24 single-state funds)
   o Balanced                        o International fixed-income

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. (C)Delaware Distributors, L.P.

Dear Shareholder

February 18, 2000

Recap of Events - Over the last six months, global equity investors found cause for optimism as financial turbulence around the world began to stabilize. An improving global economic outlook reduced demand for fixed income securities over the last six months, pushing both U.S. and foreign bond prices lower and yields significantly higher. Long-term U.S. Treasury yields increased from 6.12% on July 31, 1999 to 6.65% on January 31, 2000 (Source: Bloomberg). This presented a significant challenge to many investors seeking to strike a balance between income and capital appreciation.

Strong economic activity and a booming stock market, however, eventually heightened inflationary concerns in the United States. The Federal Reserve responded by raising interest rates on June 30, August 24, November 16, 1999 and February 2, 2000. As of this writing, the Federal funds target rate on overnight loans between banks, stands at 5.75%, the lending rate's highest level in more than four years (Source: Bloomberg). The Federal Reserve's actions have been directed at slowing the economy and pre-empting inflation before it takes root. As of January 31, 2000, the economy had completed a record 107th month of expansion (Source: Bloomberg).

Delaware Strategic Income Fund provided a total return of -1.60% (Class A shares at net asset value with distributions reinvested) for the six-month period ended January 31, 2000. Although this was a slightly negative return, we believe your Fund faired well in a difficult environment for U.S. and foreign fixed income investors. As of January 31, 2000, your Fund's 30-day current yield measured 8.12% (for Class A shares at net asset value).

Average Total Returns
For Periods Ended 1/31/00               Six Months            Lifetime*
--------------------------------------------------------------------------------
Delaware Strategic Income Fund Class A    -1.60%               +3.43%
--------------------------------------------------------------------------------
Lipper Multi-Sector Funds Average         +0.01%(123 funds)    +4.20% (69 funds)
Lehman Brothers Aggregate Bond Index      +0.65%               +5.97%
--------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of dividends and capital gains. Performance for all other Fund classes can be found on page 5. The Lipper Multi-Sector Funds Average is an index of all active multi-sector bond funds with similar investment objectives. The Lehman Brothers Aggregate Bond Index is an index of a wide variety of U.S. and foreign bonds. You cannot invest directly in an index. Past performance does not guarantee future results.

*10/1/96 (commencement of operations).

"Though bonds may remain in the shadow of stocks as long as economic growth continues in 2000, we still believe they have a role in well-balanced portfolios"

Market Outlook - Though bonds may remain in the shadow of stocks as long as economic growth continues in 2000, we still believe they have a role in well-balanced portfolios. We believe that for investors who seek current income, preservation of principal and diversification, Delaware Strategic Income Fund offers an attractive balance among the three.

On the pages that follow, your Fund's portfolio management team, Paul Grillo, Paul Matlack, Christopher Moth and Joanna Bates, explain Delaware Strategic Income Fund's positioning during the six-month period ended January 31, 2000 and provide an outlook for the second half of fiscal 2000. We'd like to thank Delaware Strategic Income Fund's shareholders for their continued confidence and commitment during a difficult six months for the global bond market.

Sincerely,

/s/ Wayne A. Stork                  /s/ David K. Downes
-----------------------------       --------------------------------------------
Wayne A. Stork                      David K. Downes
Chairman,                           President and Chief Executive Officer,
Delaware Investments                Delaware Investments
 Family of Funds                     Family of Funds

                           PORTFOLIO MANAGMENT REVIEW

Paul Grillo, Jr.
Senior Portfolio Manager
U.S. Investment Grade Bonds
Delaware Management Company

Paul A. Matlack
Senior Portfolio Manager
U.S. High-Yield Bonds
Delaware Management Company

Christopher Moth
Senior Portfolio Manager
Foreign Bonds
Delaware International Advisers Ltd.

Joanna Bates
Senior Portfolio Manager
Foreign Bonds
Delaware International Advisers Ltd.
February 18, 2000

The Fund's Results

Delaware Strategic Income Fund is a multi-sector fund portfolio that seeks high current income and total return by investing primarily in:

o High-yield U.S. corporate bonds;

o Investment grade foreign government and corporate bonds; and

o Investment grade U.S. government and corporate bonds.

Our allocations to these three bond sectors are based on detailed analysis of global economic and political trends. We consider interest rates and the effect they may have on income potential and examine how economic conditions may affect bond default rates.

During turbulent times for fixed income investors worldwide, Delaware Strategic Income Fund provided a total return of -1.60% (Class A shares at net asset value with distributions reinvested) for the six-month period ended January 31, 2000.

Portfolio Highlights

High-Yield U.S. Bonds - During the past six months, market conditions for high-yield bonds took an unfavorable turn. There were concerns that inflation would accelerate and subsequently, interest rates started to rise and the stock market became more volatile. High-yield bond prices fell as these economic factors reduced investor demand during a period of abundant new high-yield bond supply.

Some of the factors that caused high-yield bond under-performance over the past year included credit problems in the U.S. and recent rising interest rates. Nevertheless, we believe your Fund's investment strategy remains an effective approach to the high-yield corporate bond market.

Foreign Bonds - The last six months were a difficult environment for foreign bonds as international bond markets took second billing to international equities. In Europe, progress toward currency union over the past two years originally helped bond performance in countries with historically weak currencies and higher-than-average inflation like Italy and Spain. However, since the Euro was introduced in January 1999, the value of the new currency depreciated over 11.0% as of January 31, 2000 (Source: Bloomberg).

Over the last six months, we held sizable investments in Canada and New Zealand. In July 1999, we viewed currencies in these countries as extremely undervalued relative to the U.S. dollar and benefited as currencies in Australia, Canada and New Zealand strengthened. We have, however, in the last two months of our fiscal year, begun to reduce our exposure in these countries in favor of the better values we now believe to be available in Europe.

U.S. Investment Grade Bonds - Delaware Strategic Income Fund focused primarily on mortgage-backed securities, which offered some of the highest potential yields within the U.S. investment grade sector. The balance of the Fund's domestic investment grade portfolio was largely allocated to U.S. Treasury bonds.

We slightly decreased your Fund's allocation to U.S. Treasuries since
July 13, 1999, when they represented 3.21% of the Fund. As of January 31, 2000 they represented 2.97% of the portfolio. During the last six months, the U.S. government was faced with its first budget surplus in several decades (Bloomberg). We believe the bond market is readying for a debt buyback program in response to the favorable Federal budget environment. Looking forward, we anticipate stronger demand for longer U.S. Treasury securities within the fixed income arena, and we will consider adding to this sector in the coming months.

Outlook
While a number of factors have hurt high-yield U.S. bond prices in the past six months, we maintain a positive outlook. In our view, a strong economy, low inflation and the historically better-than-average credit quality of companies issuing high-yield debt bode well for investors.

As for the foreign bond portion of your Fund's portfolio, we plan to maintain a somewhat conservative position in the coming months, keeping duration shorter to preserve capital if yields rise and prices fall. Foreign bond markets now represent more than half of the fixed income opportunities worldwide (Source:
Bloomberg). We remain confident that a portfolio consisting of both U.S. bonds and foreign bonds helps reduce investment risk and increase your opportunities for high current income and capital appreciation.

We plan to continue to focus the investment grade U.S. bond portion of your portfolio on mortgage-backed securities, along with U.S. Treasury securities. We will apply quantitative analysis to help us identify mortgage-backed securities that offer high income potential, which are less likely to be prepaid and are not well-followed by other investment professionals.

For Delaware Strategic Income Fund, we are cautiously optimistic that the coming year will provide a favorable environment. We intend to keep a watchful eye on changes in consumer and producer prices in the U.S. and overseas in order to gauge their potential effects on markets and monetary policy for the second half of fiscal 2000.

Delaware Strategic Income Fund

FUND BASICS

Fund Objective

Seeks to provide high current
income and total return.

Assets Under Management
$38.1 million

Number of Holdings
129

Fund Start Date
October 1, 1996

Your Fund Managers

Paul Grillo, Jr. joined Delaware Investments in 1993. He holds a bachelor's degree from North Carolina State University and an MBA from Pace University. Mr. Grillo is also a Chartered Financial Analyst.

Paul A. Matlack holds a bachelor's degree from the University of Pennsylvania and an MBA from George Washington University. He joined Delaware in 1989 and is also a Chartered Financial Analyst.

Christopher Moth joined Delaware in 1992 and currently chairs the firm's Global Fixed Income and Currency committee. He previously worked at the Guardian Royal Exchange and has also been awarded the certificate of Finance and Investment from the Institute of Actuaries in London.

Joanna Bates is a graduate of London University and joined Delaware in 1997. Previously she was Associate Director, Fixed Income at Hill Samuel Investment Management.

NASDAQ Symbols
Class A   DISAX
Class B   DISBX
Class C   DISCX

FUND PERFORMANCE

Average Annual Returns

Through January 31, 2000              Lifetime   Three Years   One Year
------------------------------------------------------------------------
Class A (Est. 10/1/96)
   Excluding Sales Charge              +3.43%      +2.47%       -4.28%
   Including Sales Charge              +1.95%      +0.81%       -8.82%
------------------------------------------------------------------------
Class B (Est. 10/1/96)
   Excluding Sales Charge              +2.71%      +1.73%       -5.02%
   Including Sales Charge              +2.00%      +0.94%       -8.52%
------------------------------------------------------------------------
Class C (Est. 10/1/96)
   Excluding Sales Charge              +2.71%      +1.73%       -5.02%
   Including Sales Charge              +2.71%      +1.73%       -5.89%
------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. Class B and C results excluding sales charge assume that either the investment was not redeemed or contingent sales charges did not apply. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Lifetime performance excluding sales charge assumes the investment was not redeemed.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Strategic Income Fund during the period. Performance would have been lower if the expense limitation was not in effect.

The average annual total returns for the lifetime, one-year and three-year periods ended 1/31/00 for the Delaware Strategic Income Fund's Institutional Class were +3.68%, -4.01% and +2.71% respectively. The Institutional Class (Est. 10/1/96) is available without a sales charge only to certain eligible institutional accounts. NASDAQ Symbol Institutional Class: DISIX

Statement of Net Assets

DELAWARE STRATEGIC INCOME FUND

                                                                       Market
                                                      Principal        Value
January 31, 2000 (Unaudited)                           Amount*        (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds - 43.40%
Automobiles & Automotive Parts - 2.61%
Accuride sr sub notes
   9.25% 2/1/08 ..............................       $  350,000       $  311,500
Holley Performance sr notes
   12.25% 9/15/07 ............................          350,000          333,813
Meritor Auto notes 6.80% 2/15/09 .............          250,000          225,746
Stanadyne Automotive
   co. guarantee 10.25% 12/15/07 .............          150,000          123,375
                                                                      ----------
                                                                         994,434
                                                                      ----------

Banking, Finance & Insurance - 1.24%
American Financial Group debs
   7.125% 4/15/09 ............................          100,000           89,740
Banco Santander-Chile notes
   6.50% 11/1/05 .............................           75,000           70,674
Fairfax Financial Holdings notes
   7.375% 3/15/06 ............................          125,000          111,646
Osprey Trust sec 8.31% 1/15/03 ...............          200,000          198,654
                                                                      ----------
                                                                         470,714
                                                                      ----------
Building & Materials - 0.78%
Henry co. guarantee
   10.00% 4/15/08 ............................          400,000          296,000
                                                                      ----------
                                                                         296,000
                                                                      ----------
Cable, Media & Publishing - 1.91%
American Media Operation
   co. guarantee 10.25% 5/1/09 ...............          200,000          200,500
Muzak co. guarantee 9.875% 3/15/09 ...........          400,000          385,000
United News and Media notes
   7.75% 7/1/09 ..............................          150,000          143,539
                                                                      ----------
                                                                         729,039
                                                                      ----------
Chemicals - 4.87%
Equistar Chemicals notes
   8.75% 2/15/09 .............................          200,000          197,250
General Chemical sr sub notes
   10.625% 5/1/09 ............................          400,000          394,000
LaRoche sr sub notes
   9.50% 9/15/07 .............................          300,000           99,000
Lyondell Chemicals sr notes
   9.625% 5/1/07 .............................          200,000          198,500
Octel Developments co. guarantee
   10.00% 5/1/06 .............................          650,000          651,625
Precise Technology co. guarantee
   11.125% 6/15/07 ...........................          350,000          314,125
                                                                      ----------
                                                                       1,854,500
                                                                      ----------
                                                                         Market
                                                        Principal        Value
                                                         Amount*        (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Computers & Technology - 1.41%
Chippac co. guarantee 12.75% 8/1/09 ..............     $  350,000     $  364,875
Seagate Technology sr notes
   7.45% 3/1/37 ..................................        200,000        172,247
                                                                      ----------
                                                                         537,122
                                                                      ----------
Consumer Products - 1.30%
Derby Cycle sr notes 10.00% 5/15/08 ..............        400,000        212,000
Drypers sr notes 10.25% 6/15/07 ..................        350,000        283,500
                                                                      ----------
                                                                         495,500
                                                                      ----------
Energy - 1.81%
Clark R & M sr sub notes
   8.875% 11/15/07 ...............................        500,000        285,000
First Wave Marine sr notes
   11.00% 2/1/08 .................................        350,000        250,250
PSE&G Energy sr notes 10.00% 10/1/09 .............        150,000        152,555
                                                                      ----------
                                                                         687,805
                                                                      ----------
Environmental Services - 0.92%
Allied Waste sub notes
   10.00% 8/1/09 .................................        400,000        351,000
                                                                      ----------
                                                                         351,000
                                                                      ----------
Food, Beverage & Tobacco - 0.94%
Canadaigua Brands co. guarantee
   8.50% 3/1/09 ..................................        250,000        237,500
Standard Commercial Tobacco
   co. guarantee 8.875% 8/1/05 ...................        150,000        120,375
                                                                      ----------
                                                                         357,875
                                                                      ----------
Industrial Machinery - 0.77%
National Equipment co. guarantee
   10.00% 11/30/04 ...............................        300,000        294,000
                                                                      ----------
                                                                         294,000
                                                                      ----------
Leisure, Lodging & Entertainment - 2.66%
Cinemark USA sr sub notes
   9.625% 8/1/08 .................................        200,000        174,000
Hollywood Casino co. guarantee
   11.25% 5/1/07 .................................        400,000        413,000
Outboard Marine co. guarantee
   10.75% 6/1/08 .................................        500,000        390,000
United Artists Theatre sr sub notes
   9.75% 4/15/08 .................................        350,000         35,000
                                                                      ----------
                                                                       1,012,000
                                                                      ----------
Metals & Mining - 2.06%
Algoma Steel 1st mtg notes
   12.375% 7/15/05 ...............................        500,000        467,500
Metallurg co. guarantee
   11.00% 12/1/07 ................................        350,000        315,438
                                                                      ----------
                                                                         782,938
                                                                      ----------
Packaging & Containers - 0.63%
Riverwood International co. guarantee
   10.875% 4/1/08 ................................        250,000        240,938
                                                                      ----------
                                                                         240,938
                                                                      ----------
6

                                                                         Market
                                                        Principal        Value
Delaware Strategic Income Fund                           Amount*        (U.S.$)
--------------------------------------------------------------------------------
    Corporate Bonds (continued)
    Paper & Forest Products - 0.98%
    US Timberlands sr notes
       9.625% 11/15/07 ...........................      $ 400,000     $  371,500
                                                                      ----------
                                                                         371,500
                                                                      ----------
    Retail - 4.41%
    Advance Stores co. guarantee
     10.25% 4/15/08 ..............................        500,000        432,500
    Big V Supermarkets sr sub notes
     11.00% 2/15/04 ..............................        350,000        343,000
    Frank's Nursery and Crafts sr sub notes
     10.25% 3/1/08 ...............................        500,000        231,250
    Friendly Ice Cream co. guarantee
     10.50% 12/1/07 ..............................        500,000        423,750
    Wilsons The Leather Experts co. guarantee
     11.25% 8/15/04 ..............................        250,000        250,000
                                                                      ----------
                                                                       1,680,500
                                                                      ----------
    Telecommunications - 7.71%
    Covad Communications Group sr notes
     12.00% 2/15/10 ..............................        250,000        252,500
    Global Crossing sr notes
     9.50% 11/15/09 ..............................        300,000        289,500
    KMC Telecom Holdings sr notes
     13.50% 5/15/09 ..............................        425,000        427,125
    Metromedia Fiber Network sr notes
     10.00% 11/15/08 .............................        300,000        301,500
****Microcell Telecommunications
     sr disc notes 14.00% 6/1/06 .................        350,000        315,000
****Nextel Communications sr disc notes
     10.65% 9/15/07 ..............................        450,000        337,500
    Nextlink Communications sr notes
     10.75% 11/15/08 .............................        300,000        303,000
    PSiNet sr notes 10.00% 2/15/05 ...............        300,000        297,750
****Telecorp PCS co. guarantee
     11.00% 4/15/09 ..............................        650,000        414,375
                                                                      ----------
                                                                       2,938,250
                                                                      ----------
    Textiles, Apparel & Furniture - 1.75%
    McNaughton Apparel Group co
     guarantee 12.50% 6/1/05 .....................        750,000        667,500
                                                                      ----------
                                                                         667,500
                                                                      ----------
    Transportation - 2.06%
    Avis Rent A Car co. guarantee
     11.00% 5/1/09 ...............................        400,000        415,000
    Budget Group sr notes
     9.125% 4/1/06 ...............................        400,000        368,000
                                                                      ----------
                                                                         783,000
                                                                      ----------
    Utilities - 1.59%
    Caithness Coso Fund sec
     9.05% 12/15/09 ..............................        400,000        396,500
    Ras Laffan Liquid Natural Gas sec
     8.294% 3/15/14 ..............................        225,000        209,866
                                                                      ----------
                                                                         606,366
                                                                      ----------

                                                                         Market
                                                        Principal        Value
                                                         Amount*        (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Miscellaneous - 0.99%
Alliance Laundry Systems co. guarantee
   9.625% 5/1/08 .............................     $    200,000     $    177,750
Stagecoach Holdings notes
   8.63% 11/15/09 ............................          200,000          200,937
                                                                    ------------
                                                                         378,687
                                                                    ------------
Total Corporate Bonds
   (cost $18,280,564) ........................                        16,529,668
                                                                    ------------
Foreign Bonds - 32.21%
Australia - 1.88%
Queensland Treasury Global
   8.00% 8/14/01 .............................    A$    800,000          521,253
   8.00% 5/14/03 .............................          300,000          196,227
                                                                    ------------
                                                                         717,480
                                                                    ------------
Austria - 1.14%
Bank of Austria 10.875% 11/17/04 .............    A$    383,000          270,308
Republic of Austria 7.25% 5/3/07 .............  Dem     300,000          162,766
                                                                    ------------
                                                                         433,074
                                                                    ------------
Canada - 2.85%
Electric Power Development
   10.375% 9/27/01 ...........................    C$    200,000          146,358
General Electric Capital of Canada
   7.125% 2/12/04 ............................           80,000           55,533
Government of Canada
   10.25% 3/15/14 ............................          720,000          664,607
Ontario Province 6.25% 12/3/08 ...............   NZ$    500,000          218,799
                                                                    ------------
                                                                       1,085,297
                                                                    ------------
Japan - 0.28%
Kansai International Airport
   8.00% 7/2/03 ..............................    C$     80,000           57,002
Nippon Telegraph & Telephone
   10.875% 5/10/01 ...........................  Gbp      30,000           50,636
                                                                    ------------
                                                                         107,638
                                                                    ------------
Greece - 1.29%
Hellenic Republic
   8.60% 3/26/08 .............................  Grd  70,000,000          231,441
   8.70% 4/8/05 ..............................       80,000,000          258,164
                                                                    ------------
                                                                         489,605
                                                                    ------------
Italy - 1.93%
European Investment Bank
   12.75% 2/15/00 ............................   Itl300,000,000          151,808
Italian Government
   9.50% 2/1/01 ..............................    Eu    258,228          265,297
   12.00% 1/1/03 .............................          273,722          317,168
                                                                    ------------
                                                                         734,273
                                                                    ------------
Mexico - 0.64%
Mexican United States
   7.38% 7/6/06 ..............................    Eu    250,000          242,743
                                                                    ------------
                                                                         242,743
                                                                    ------------

                                                                         Market
                                                        Principal        Value
Delaware Strategic Income Fund                           Amount*        (U.S.$)
--------------------------------------------------------------------------------
Foreign Bonds (continued)
Netherlands - 0.98%
Bank Nederlandse Gemeenten
   9.125% 9/27/04 ............................    C$    500,000     $    374,836
                                                                    ------------
                                                                         374,836
                                                                    ------------
New Zealand - 2.28%
New Zealand Government
   8.00% 11/15/06 ............................   NZ$  1,700,000          867,306
                                                                    ------------
                                                                         867,306
                                                                    ------------
Norway - 0.25%
Kingdom of Norway 8.375% 1/27/03 .............    C$    130,000           93,816
                                                                    ------------
                                                                          93,816
                                                                    ------------
Poland - 1.26%
Poland Government
   12.00% 10/12/03 ...........................  Plz   2,100,000          481,521
                                                                    ------------
                                                                         481,521
                                                                    ------------
South Africa - 6.90%
Electric Supply Communication
   11.00% 6/1/08 .............................   Sa   4,500,000          603,514
Republic of South Africa
   12.50% 1/15/02 ............................        5,900,000          941,358
   12.50% 12/21/06 ...........................        2,000,000          301,075
   13.00% 8/31/10 ............................        2,800,000          425,986
Transnet 16.50% 4/1/10 .......................        2,000,000          357,543
                                                                    ------------
                                                                       2,629,476
                                                                    ------------
Spain - 0.49%
Spanish Government 5.15% 7/30/09 .............   Eu     200,000          186,956
                                                                    ------------
                                                                         186,956
                                                                    ------------
Supranational - 2.20%
International Bank of Reconstruction
   & Development 5.50% 4/15/04 ...............   NZ$    800,000          338,029
International Finance 6.75% 7/15/09 ..........        1,100,000          500,807
                                                                    ------------
                                                                         838,836
                                                                    ------------
Sweden - 4.34%
Swedish Government
   8.00% 8/15/07 .............................   Sk   8,000,000        1,020,627
   10.25% 5/5/00 .............................        1,000,000          115,169
   10.25% 5/5/03 .............................        4,000,000          516,379
                                                                    ------------
                                                                       1,652,175
                                                                    ------------
United Kingdom - 3.50%
Anglian Water 12.00% 1/7/14 ..................  Gbp      60,000          140,384
Blue Circle 10.75% 11/29/13 ..................           40,000           83,507
Ford Credit Europe Bank
   9.45% 3/1/00 ..............................  Grd 120,000,000          351,169
Glaxo Wellcome 8.75% 12/1/05 .................  Gbp      60,000          104,350
Halifax 5.625% 7/23/07 .......................  Dem     900,000          439,665
John Lewis 10.50% 1/23/14 ....................  Gbp      40,000           86,990
Pearson 10.50% 6/13/08 .......................           40,000           76,308
Thames Water Utilities
   10.50% 11/21/01 ...........................           30,000           51,017
                                                                    ------------
                                                                       1,333,390
                                                                    ------------
Total Foreign Bonds (cost $14,205,259) .......                        12,268,422
                                                                    ------------

                                                                          Market
                                                         Principal        Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 6.47%
Federal Home Loan Mortgage Corporation
   6.50% 1/25/15 .................................     $   50,000     $   48,313
Federal National Mortgage Association
   6.50% 7/25/28 .................................        195,097        190,738
Government National Mortgage Association
   6.85% 12/20/25 ................................        100,000         93,593
   7.50% 11/15/29 ................................      1,198,247      1,168,665
   8.00% 11/15/29 ................................        898,817        896,851
   9.50% 9/15/17 .................................         28,980         31,036
   10.00% 7/15/17 ................................         31,715         33,756
                                                                      ----------
Total Agency Mortgage-Backed
   Securities (cost $2,515,461) ..................                     2,462,952
                                                                      ----------
Asset-Backed Securities - 5.62%
Countrywide Home Equity Loan-Series
   97-1 A4 6.95% 5/25/21 .........................        150,000        148,800
EQCC Home Equity Loan Trust
   1998-2 Class A3F 6.229% 3/15/13 ...............        360,000        355,356
   1999-3 Class A3F 7.067% 1/25/25 ...............        200,000        197,219
Honda Auto Lease Trust 1999-A
   Class A4 6.45% 9/16/02 ........................        200,000        197,800
MBNA Master Credit Card Trust 1999-L
   Class A 6.0312% 3/16/09 .......................        800,000        803,600
MetLife Capital Equipment Loan
   Trust-Series 97-AA 6.85% 5/20/08 ..............        295,000        291,342
NationsCredit Grantor Trust-Series
   97-1 A 6.75% 8/15/13 ..........................        151,483        148,256
                                                                      ----------
Total Asset-Backed Securities
   (cost $2,162,966) .............................                     2,142,373
                                                                      ----------

Collateralized Mortgage Obligations - 2.07%
DLJ Commerical Mortgage Series
   99-CG1 A1B 6.46% 1/10/09 ......................        150,000        137,344
First Union-Chase Commerical Mortgage
   Series 99-C2 A2 6.645% 4/15/09 ................        210,000        196,678
Lehman Large Loan Series 97-LLI A1
   6.79% 6/12/04 .................................        189,403        186,000
Nomura Asset Securities Series
   93-1 A1 6.68% 12/15/01 ........................         71,893         70,309
Residential Accredit Loans Series
   98-QS9 A3 6.75% 7/25/28 .......................        200,000        196,430
                                                                      ----------
Total Collateralized Mortgage
   Obligations (cost $822,362) ...................                       786,761
                                                                      ----------
Municipal Bonds - 0.22%
Philadelphia, Pennsylvania Authority For
   Industrial Development Tax Claim
   Revenue Class A 6.488% 6/15/04 ................         89,420         82,713
                                                                      ----------
Total Municipal Bonds (cost $89,420) .............                        82,713
                                                                      ----------

                                                                         Market
                                                        Principal        Value
Delaware Strategic Income Fund                           Amount*        (U.S.$)
--------------------------------------------------------------------------------
   U.S. Treasury Obligations - 2.97%
   U.S. Treasury Inflation Index Note
    3.625% 7/15/02 .............................      $  362,363      $  358,545
   U.S. Treasury Note
    6.125% 8/15/29 .............................         560,000         533,260
    6.25% 2/15/03 ..............................          40,000          39,522
  +U.S. Treasury Strips 8.75% 2/15/19 ..........         700,000         201,471
                                                                      ----------
   Total U.S. Treasury Obligations
    (cost $1,222,416) ..........................                       1,132,798
                                                                      ----------

                                                         Number of
                                                          Shares
                                                         ---------
   Preferred Stock - 2.42%
   Cable, Media & Publishing - 0.40%
   Pegasus Communications pik ..................             451          45,961
   Pegasus Communications Unit pik .............           1,000         106,500
                                                                      ----------
                                                                         152,461
                                                                      ----------
   Energy - 0.00%
   TCR Holding Class B .........................             834               8
   TCR Holding Class C .........................             459               5
   TCR Holding Class D .........................           1,209              12
   TCR Holding Class E .........................           2,502              25
                                                                      ----------
                                                                              50
                                                                      ----------

   Telecommunications - 2.02%
   Nextel Communications pik ...................           1,311         135,686
   Nextlink Communications Class A .............               1              35
   21st Century Telecommunications pik .........           7,042         633,753
                                                                      ----------
                                                                         769,474
                                                                      ----------

   Total Preferred Stock
    (cost $895,989) ............................                         921,985
                                                                      ----------
   Warrants - 0.00%
   Banking, Finance & Insurance - 0.00%
 **American Banknote ...........................           3,744           3,000
                                                                      ----------
   Total Warrants (cost $3,015) ................                           3,000
                                                                      ----------

                                                                         Market
                                                        Principal        Value
                                                         Amount*        (U.S.$)
--------------------------------------------------------------------------------
Repurchase Agreements - 2.05%
With Chase Manhattan 5.68% 2/1/00
   (dated 1/31/00, collateralized by
   $175,000 U.S. Treasury Notes
   8.00% due 5/15/01, market value
   $181,452 and $89,000 U.S. Treasury
   Notes 5.25% due 5/31/01,
   market value $88,125) ..........................         $264,000  $  263,000
With J.P. Morgan Securities 5.68% 2/01/00
   (dated 1/31/00, collateralized by
   $185,000 U.S. Treasury Notes 5.50%
   due 3/31/03, market value $182,117
   and $82,000 U.S. Treasury Notes
   5.75% due 4/30/03, market value $81,584) .......          258,000     258,000
With PaineWebber 5.68% 2/01/00
   (dated 1/31/00, collateralized by
   $65,000 U.S. Treasury Notes 7.50% due
   11/15/01, market value $66,550 and
   $54,000 U.S. Treasury Notes 6.625% due
   4/30/02, market value $55,361 and
   $65,000 U.S. Treasury Notes 4.25% due
   11/15/03, market value $60,402 and
   $77,000 U.S. Treasury Notes 7.875% due
   11/15/04, market value $81,377).................          258,000     259,000
                                                                     -----------
Total Repurchase Agreements
   (cost $780,000) ................................                      780,000
                                                                     -----------
Total Market Value of Securities - 97.43%
   (cost $40,977,452) .............................                  $37,110,672
Receivables and Other Assets
   Net of Liabilities 2.57%  ......................                      979,874
                                                                     -----------
Net Assets Applicable to 8,341,718
   Shares (no par value)
   Outstanding - 100.00%  .........................                  $38,090,546
                                                                     ===========

Delaware Strategic Income Fund
--------------------------------------------------------------------------------
Net Asset Value - Strategic Income Fund A Class
   ($15,257,243 / 3,341,905 shares).............              $4.57
                                                              -----
Net Asset Value - Strategic Income Fund B Class
   ($16,558,964 / 3,626,120 shares).............              $4.57
                                                              -----
Net Asset Value - Strategic Income Fund C Class
   ($5,365,574 / 1,174,503 shares) .............              $4.57
                                                              -----
Net Asset Value - Strategic Income Fund
   Institutional Class
   ($908,765 / 199,190 shares) .................              $4.56
                                                              -----
---------------------
*Principal amount is stated in the currency in which each bond is denominated.
A$  - Australian Dollars
Gbp - British Pounds
C$  - Canadian Dollars
Dem - German Deutschemark
Eu  - European Monetary Unit
Grd - Greek Drakma
Itl - Italian Lira
NZ$ - New Zealand Dollars
Plz - Polish Zloty
Sa  - South African Rand
Sk  - Swedish Kroner
$   - U.S. Dollars

  **Non-income producing security for the period ended January 31, 2000 ***Undistributed net investment income includes net realized gains (losses)
    on foreign currencies. Net realized gains (losses) on foreign currencies are treated as income in conjunction with provisions of the Internal
    Revenue Code net investment which treats them as ordinary income.
****Zero coupon security as of January 31, 2000. The coupon shown is the step-up rate.
   +Zero coupon security as of January 31, 2000. The coupon shown is the effective rate.

Summary of Abbreviations:
co. guarantee - company guarantee
debs          - debentures
disc          - discount
mtg           - mortgage
pik           - payment-in-kind
sec           - secured
sr            - senior
sub           - subordinated
unsec         - unsecured

--------------------------------------------------------------------------------
Components of Net Assets At January 31, 2000:
Shares of Beneficial Interest
   (unlimited authorization - no par) ..............                $47,475,398
Distributions in excess of
   net investments income***  ......................                   (162,628)
Accumulated net realized loss on investments,
   options written and futures contracts ...........                 (5,336,009)
Net unrealized depreciation of
   investments, futures contracts and
   foreign currencies...............................                 (3,886,215)
                                                                    -----------
Total net assets  ..................................                $38,090,546
                                                                    ===========

Net Asset Value and Offering Price per Share -
   Strategic Income Fund
Net asset value A Class (A) ........................                      $4.57
Sales charge (4.75% of offering price or 5.03%
   of the amount invested per share) (B)............                       0.23
                                                                          -----
Offering price .....................................                      $4.80
                                                                          =====
---------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities



January 31, 2000 (Unaudited)                                Delaware Stategic Income Fund
-----------------------------------------------------------------------------------------
Assets:
Investments at market (cost $40,977,452) ..................    $37,110,672
Dividends and interest receivable .........................        942,205
Receivable for securities sold ............................        796,050
Cash and foreign currencies ...............................        179,727
Subscriptions receivable ..................................         79,232
Other assets ..............................................         26,674
                                                               -----------
   Total assets ...........................................                   $39,134,560
                                                                              -----------
Liabilities:
Payable for securities purchased ..........................        780,680
Liquidations payable ......................................        123,032
Distributions payable .....................................         93,183
Other accounts payable and accrued expenses ...............         47,119
   Total liabilities ......................................                     1,044,014
                                                                              -----------
Total Net Assets ..........................................                   $38,090,546
                                                                              ===========

                             See accompanying notes

Statement of Operations

Six Months Ended January 31, 2000 (Unaudited)                                                         Delaware Strategic Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ..........................................................................................       $1,927,059
Dividends .........................................................................................          111,016     $2,038,075
                                                                                                          ----------     ----------
Expenses:
Management fees ...................................................................................          144,216
Distribution expense ..............................................................................          143,627
Dividend disbursing and transfer agent fees and expenses ..........................................           74,100
Registration fees .................................................................................           16,200
Reports and statements to shareholders ............................................................           16,200
Custodian fees ....................................................................................           13,110
Accounting and administration .....................................................................            8,986
Professional fees .................................................................................            4,070
Amortization of organization expenses .............................................................            2,502
Taxes (other than taxes on income) ................................................................            1,860
Trustees' fees ....................................................................................              369
Other .............................................................................................            6,036        431,276
                                                                                                          ----------     ----------
Less expenses absorbed or waived ..................................................................                        (110,433)
Less expenses paid indirectly .....................................................................                          (9,628)
                                                                                                                         ----------
Total Expenses ....................................................................................                         311,215
                                                                                                                         ----------
Net Investment Income .............................................................................                       1,726,860
                                                                                                                         ----------
Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written
  and Foreign Currencies:
  Net realized loss on:
    Investments .....................................................................................                    (1,871,253)
    Options written .................................................................................                        (4,678)
    Futures contracts ...............................................................................                       (24,181)
    Foreign currencies ..............................................................................                       (28,668)
                                                                                                                         ----------
  Net realized loss ...............................................................................                      (1,928,780)
                                                                                                                         ----------
  Net change in unrealized appreciation/depreciation of investments, futures contracts
    and foreign currencies ..........................................................................                      (709,916)
                                                                                                                         ----------
Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written
  and Foreign Currencies: .........................................................................                      (2,638,696)
                                                                                                                         ----------
Net Decrease in Net Assets Resulting from Operations ..............................................                       ($911,836)
                                                                                                                         ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                                      Delaware Strategic Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Six Months      Year
                                                                                                        Ended 1/31/2000    Ended
                                                                                                          (Unaudited)     7/31/99
Increase (Decrease) in Net Assets from Operations:
Net investment income .............................................................................      $ 1,726,860    $ 4,067,113
Net realized loss on investments, options written, futures contracts
  and foreign currencies ..........................................................................       (1,928,780)    (3,493,604)
Net change in unrealized appreciation/depreciation of investments,
  futures contracts and foreign currencies ........................................................         (709,916)    (2,017,723)
                                                                                                         --------------------------
Net decrease in net assets resulting from operations ..............................................         (911,836)    (1,444,214)
                                                                                                         --------------------------
Distributions to Shareholders from:
Net investment income:
   A Class ........................................................................................         (764,596)    (1,600,246)
   B Class ........................................................................................         (761,043)    (1,425,098)
   C Class ........................................................................................         (244,256)      (492,978)
   Institutional Class ............................................................................         (147,559)      (356,403)

Net realized gain on investments:
   A Class ........................................................................................                -       (122,311)
   B Class ........................................................................................                -       (119,046)
   C Class ........................................................................................                -        (41,353)
   Institutional Class ............................................................................                -        (24,621)
                                                                                                         --------------------------
                                                                                                          (1,917,454)    (4,182,056)
                                                                                                         --------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ........................................................................................         2,059,190     8,415,676
   B Class ........................................................................................         1,904,557    10,423,650
   C Class ........................................................................................           554,579     3,326,511
   Institutional Class ............................................................................           318,903     2,160,658

Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
   A Class ........................................................................................          525,860      1,148,752
   B Class ........................................................................................          446,367        940,245
   C Class ........................................................................................          168,629        315,465
   Institutional Class ............................................................................          144,493        379,006
                                                                                                         --------------------------
                                                                                                           6,122,578     27,109,963
                                                                                                         --------------------------
Cost of shares repurchased:
   A Class ........................................................................................       (5,012,741)    (7,525,928)
   B Class ........................................................................................       (3,950,345)    (5,474,721)
   C Class ........................................................................................       (1,531,226)    (1,619,498)
   Institutional Class ............................................................................       (3,681,718)      (403,637)
                                                                                                         --------------------------
                                                                                                         (14,176,030)   (15,023,784)
                                                                                                         --------------------------
Increase/(Decrease) in net assets derived from capital share transactions .........................       (8,053,452)    12,086,179
                                                                                                         --------------------------
Net increase/(decrease) in net assets .............................................................      (10,882,742)     6,459,909

Net Assets:
Beginning of period ...............................................................................       48,973,288     42,513,379
                                                                                                         --------------------------
End of period .....................................................................................      $38,090,546    $48,973,288
                                                                                                         ==========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                                 Delaware Strategic Income Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months
                                                                                     Ended(1)
                                                                                     1/31/00         Year Ended        10/1/96(2) to
                                                                                   (Unaudited)  7/31/99      7/31/98      7/31/97
Net asset value, beginning of period                                                 $4.860      $5.480       $5.700      $5.500

Income (loss) from investment operations:

   Net investment income(3) ...................................................       0.193       0.462        0.444       0.337
   Net realized and unrealized gain (loss) on investments,
     futures contracts, options written and foreign currencies ................      (0.270)     (0.607)      (0.104)      0.204
                                                                                    --------------------------------------------
   Total from investment operations ...........................................      (0.077)     (0.145)       0.340       0.541
                                                                                    --------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .......................................      (0.213)     (0.440)      (0.440)     (0.341)
   Distributions from net realized gain on investments ........................        none      (0.035)      (0.120)       none
                                                                                    --------------------------------------------
   Total dividends and distributions ..........................................      (0.213)     (0.475)      (0.560)     (0.341)
                                                                                    --------------------------------------------
Net asset value, end of period ................................................      $4.570      $4.860       $5.480      $5.700
                                                                                    ============================================
Total return(4) ...............................................................      (1.60%)     (2.77%)       6.23%      10.11%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................................     $15,257     $18,757      $17,871      $9,144
   Ratio of expenses to average net assets ....................................       1.00%       1.00%        1.00%       1.00%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..................................       1.50%       1.55%        1.73%       2.12%
   Ratio of net investment income to average net assets .......................       8.16%       8.97%        7.93%       7.76%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly .......................       7.64%       8.42%        7.20%       6.64%
   Portfolio turnover .........................................................         93%        156%         175%        183%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information for the years ended July 31, 1998, 1999 and the six months ended January 31, 2000 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period was as follows:                                                  Delaware Strategic Income Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months
                                                                                     Ended(1)
                                                                                     1/31/00         Year Ended        10/1/96(2) to
                                                                                   (Unaudited)  7/31/99      7/31/98      7/31/97
Net asset value, beginning of period ..........................................      $4.860      $5.480       $5.700      $5.500

Income (loss) from investment operations:

   Net investment income(3) ...................................................       0.175       0.424        0.402       0.308
   Net realized and unrealized gain (loss) on investments,
     futures contracts, options written and foreign currencies ................      (0.270)     (0.607)      (0.100)      0.204
                                                                                    --------------------------------------------
   Total from investment operations ...........................................      (0.095)     (0.183)       0.302       0.511
                                                                                    --------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .......................................      (0.195)     (0.402)      (0.402)     (0.311)
   Distributions from net realized gain on investments ........................        none      (0.035)      (0.120)       none
                                                                                    --------------------------------------------
   Total dividends and distributions ..........................................      (0.195)     (0.437)      (0.522)     (0.311)
                                                                                    --------------------------------------------
Net asset value, end of period ................................................      $4.570      $4.860       $5.480      $5.700
                                                                                    ============================================
Total return(4) ...............................................................      (1.98%)     (3.31%)       5.32%       9.53%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................................     $16,559     $19,318      $15,602      $6,878
   Ratio of expenses to average net assets ....................................       1.75%       1.75%        1.75%       1.75%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..................................       2.25%       2.30%        2.48%       2.87%
   Ratio of net investment income to average net assets .......................       7.41%       8.22%        7.18%       7.01%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly .......................       6.89%       7.67%        6.45%       5.89%
   Portfolio turnover .........................................................         93%        156%         175%        183%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information for the years ended July 31, 1998, 1999 and the six months ended January 31, 2000 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                                  Delaware Strategic Income Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months
                                                                                     Ended(1)
                                                                                     1/31/00         Year Ended       10/1/96(2) to
                                                                                   (Unaudited)  7/31/99      7/31/98     7/31/97
Net asset value, beginning of period ..........................................      $4.860      $5.480       $5.700      $5.500

Income (loss) from investment operations:

   Net investment income(3) ...................................................       0.175       0.424        0.402       0.313
   Net realized and unrealized gain (loss) on investments,
     futures contracts, options written and foreign currencies ................      (0.270)     (0.607)      (0.100)      0.198
                                                                                     -------------------------------------------
   Total from investment operations ...........................................      (0.095)     (0.183)       0.302       0.511
                                                                                     -------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .......................................      (0.195)     (0.402)      (0.402)     (0.311)
   Distributions from net realized gain on investments ........................        none      (0.035)      (0.120)       none
                                                                                     -------------------------------------------
   Total dividends and distributions ..........................................      (0.195)     (0.437)      (0.522)     (0.311)
                                                                                     -------------------------------------------
Net asset value, end of period ................................................      $4.570      $4.860       $5.480      $5.700
                                                                                     ===========================================
Total return(4) ...............................................................      (1.98%)     (3.32%)       5.32%       9.53%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................................      $5,366      $6,548       $5,276      $1,944
   Ratio of expenses to average net assets ....................................       1.75%       1.75%        1.75%       1.75%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..................................       2.25%       2.30%        2.48%       2.87%
   Ratio of net investment income to average net assets .......................       7.41%       8.22%        7.18%       7.01%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly .......................       6.89%       7.67%        6.45%       5.89%
   Portfolio turnover .........................................................         93%        156%         175%        183%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information for the years ended July 31, 1998, 1999 and the six months ended January 31, 2000 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                            Delaware Strategic Income Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months
                                                                                     Ended(1)
                                                                                     1/31/00         Year Ended       10/1/96(2) to
                                                                                   (Unaudited)  7/31/99      7/31/98     7/31/97
Net asset value, beginning of period ..........................................      $4.850      $5.470       $5.700      $5.500

Income (loss) from investment operations:

   Net investment income(3) ...................................................       0.199       0.475        0.458       0.367
   Net realized and unrealized gain (loss) on investments,
     futures contracts, options written and foreign currencies ................      (0.270)     (0.603)      (0.111)      0.187
                                                                                     -------------------------------------------
   Total from investment operations ...........................................      (0.071)     (0.128)       0.347       0.554
                                                                                     -------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .......................................      (0.219)     (0.457)      (0.457)     (0.354)
   Distributions from net realized gain on investments ........................        none      (0.035)      (0.120)       none
                                                                                     -------------------------------------------
   Total dividends and distributions ..........................................      (0.219)     (0.492)      (0.577)     (0.354)
                                                                                     -------------------------------------------
Net asset value, end of period ................................................      $4.560      $4.850       $5.470      $5.700
                                                                                     ===========================================
Total return(4) ...............................................................      (1.48%)     (2.46%)       6.36%      10.36%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................................        $909      $4,350       $3,764      $3,405
   Ratio of expenses to average net assets ....................................       0.75%       0.75%        0.75%       0.75%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..................................       1.25%       1.30%        1.48%       1.87%
   Ratio of net investment income to average net assets .......................       8.41%       9.22%        8.18%       7.90%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly .......................       7.89%       8.67%        7.45%       6.78%
   Portfolio turnover .........................................................         93%        156%         175%        183%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Per share information for the years ended July 31, 1998, 1999 and the six months ended January 31, 2000 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers five series: the Delaware Corporate Bond Fund, the Delaware Extended Duration Bond Fund, the Delaware Delchester Fund, the Delaware High-Yield Opportunities Fund and the Delaware Strategic Income Fund. These financial statements and related notes pertain to the Delaware Strategic Income Fund (the "Fund"). The Fund offers four classes of shares. The Delaware Strategic Income Fund A Class carries a front-end sales charge of 4.75%. The Delaware Strategic Income Fund B Class carries a back-end deferred sales charge. The Delaware Strategic Income Fund C Class carries a level load deferred sales charge and the Delaware Strategic Income Fund Institutional Class has no sales charge.

The investment objective of the Fund is to seek to provide investors with high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 12:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investment transactions, if any, semi-annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $1,018 for the six months ended January 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $8,610 for the six months ended January 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets in excess $2,500 million. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL) with respect to the management of the investments in foreign securities. DIAL will receive a fee equal to one third of the investment management fees and other expenses.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
   (continued)
DMC has elected to waive that portion of its management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 0.75% of average daily net assets of the Fund through June 30, 2000.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

On January 31, 2000, the Fund had liabilities payable to affiliates as follows:

                          Dividend disbursing,               Other
           Investment       transfer agent,                 expenses
           management       accounting fees                 payable
        fee payable to     and other expenses               to DMC
              DMC            payable to DSC             and affiliates
        --------------    --------------------          --------------
            $2,568                 $0                         $0

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

For the six months ended January 31, 2000, DDLP earned $5,449 for commissions on sales of the Fund A Class shares.

3. Investments

For the six months ended January 31, 2000, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

Purchases ...................................................        $19,577,904
Sales .......................................................        $25,224,444

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of securities and unrealized appreciation (depreciation) were as follows:

Cost of investments .........................................        $40,977,452
                                                                    ============
Aggregate unrealized appreciation ...........................           $179,770
Aggregate unrealized depreciation ...........................       ($4,046,550)
                                                                    ------------
Net unrealized depreciation .................................       ($3,866,780)
                                                                    ============

--------------------------------------------------------------------------------
4. Capital Shares

Transactions in capital shares were as follows:

                                                       Six Months      Year
                                                         Ended         Ended
                                                        1/31/00       7/31/99
Shares sold:
   A Class                                                441,378     1,884,581
   B Class                                                403,155     2,003,638
   C Class                                                118,112       638,499
   Institutional Class                                     68,355       159,578

Shares issued upon reinvestment
   of dividends from net investment
   income and net realized gain
   on investments:

   A Class                                                112,129       222,980
   B Class                                                 95,156       182,505
   C Class                                                 35,955        61,246
   Institutional Class                                     30,747        73,777
                                                       ----------    ----------
                                                        1,304,987     5,226,804
                                                       ----------    ----------

Shares repurchased:
   A Class                                             (1,069,147)   (1,511,156)
   B Class                                               (845,110)   (1,062,264)
   C Class                                               (325,679)     (316,532)
   Institutional Class                                  ( 796,500)      (24,928)
                                                       ----------    ----------
                                                       (3,036,436)   (2,914,880)
                                                       ----------    ----------
Net Increase (Decrease)                                (1,731,449)    2,311,924
                                                       ==========    ==========

5. Line of Credit
The Fund has a committed line of credit of $2,400,000. No amount was outstanding at January 31, 2000, or at any time during the fiscal year.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value of the time it was closed.

--------------------------------------------------------------------------------
6. Foreign Exchange Contracts (continued)
The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency contracts were outstanding at January 31, 2000.

7. Futures Contracts
The Fund invests in financial futures contracts for the purpose of hedging its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

No financial futures contracts were outstanding at January 31, 2000.

8. Options Written
During the six months ended January 31, 2000, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, the premium received is recorded as a liability and is subsequentily adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purhase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

--------------------------------------------------------------------------------
Transactions in options written during the six months ended January 31, 2000 for the Fund were as follows:

                                                              Number    Premiums
                                                          of contracts  received
Options outstanding at
   July 31, 1999                                                 15     $ 7,247
Options written                                                   -           -
Options terminated in closing
   purchase transaction                                         (15)     (7,247)
                                                                ---     -------
Options written outstanding at
   January 31, 2000                                               -           -

9. Market and Credit Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 15 % of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

DELAWARE INVESTMENTS FAMILY OF FUNDS


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital               International                  Tax-Exempt Income
  o Select Growth Fund          Diversification                  o National High-Yield
  o Trend Fund                    o Emerging Markets Fund            Municipal Bond Fund
  o Growth Opportunities          o New Pacific Fund             o Tax-Free USA Fund
      Fund*                       o Overseas Equity Fund         o Tax-Free Insured Fund
  o Small Cap Value Fund          o International Equity Fund    o Tax-Free USA
  o U.S. Growth Fund              o Global Equity Fund              Intermediate Fund
  o Growth Stock Fund             o Global Bond Fund             o State Tax-Free Funds**
  o Tax-Efficient Equity Fund                                       Stability of Principal
  o Social Awareness Fund       Current Income                   o Cash Reserve
                                  o Delchester Fund              o Tax-Free Money Fund
Total Return                      o High-Yield
  o Blue Chip Fund                   Opportunities Fund        Asset Allocation
  o Devon Fund                    o Strategic Income Fund        o Foundation Funds
  o Growth and Income Fund        o Corporate Bond Fund             Growth Portfolio
  o Decatur Equity                o Extended Duration               Balanced Portfolio
     Income Fund                     Bond Fund                      Income Portfolio
  o REIT Fund                     o American Government
  o Balanced Fund                    Bond Fund
                                  o U.S. Government
                                     Securities Fund
                                  o Limited-Term
                                     Government Fund

 * Formerly known as DelCap Fund

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

  (C)Delaware Distributions, L.P.

DELAWARE(SM)
INVESTMENTS
-------------
Philadelphia o London

                                                     For Shareholders
                                                     1.800.523.1918

                                                     For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Strategic Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

---------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                          Charles E. Peck                        Investment Manager
                                           Retired                                Delaware Management Company
Wayne A. Stork                             Fredericksburg, VA                     Philadelphia, PA
Chairman
Delaware Investments Family of Funds       Jan L. Yeomans                         International Affiliate
Philadelphia, PA                           Vice President and Treasurer           Delaware International Advisers Ltd.
                                           3M Corporation                         London, England
Walter P. Babich                           St. Paul, MN
Board Chairman,                                                                   National Distributor
Citadel Constructors, Inc.                 AFFILIATED OFFICERS                    Delaware Distributors, L.P.
King of Prussia, PA                                                               Philadelphia, PA
                                           Charles E. Haldeman, Jr.
David K. Downes                            President and Chief Executive Officer  Shareholder Servicing, Dividend
President and Chief Executive Officer      Delaware Management Holdings, Inc.     Disbursing and Transfer Agent
Delaware Investments Family of Funds       Philadelphia, PA                       Delaware Service Company, Inc.
Philadelphia, PA                                                                  Philadelphia, PA
                                           Richard J. Flannery
John H. Durham                             Executive Vice President and           1818 Market Street
Private Investor                           General Counsel                        Philadelphia, PA 19103-3682
Horsham, PA                                Delaware Investments Family of Funds
                                           Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates     Bruce D. Barton
New York, NY                               President and Chief Executive Officer
                                           Delaware Distributors, L.P.
Ann R. Leven                               Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(2786)                                                        Printed in the USA
SA-125 [1/00] PP 3/00                                                    (J5628)